Exhibit 99.2
10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto Strengthening a South Louisiana Community Banking Franchise to Acquire April 8, 2026

2 31 52 105 217 217 217 189 215 238 49 87 155 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto 8 123 189 222 180 82 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 8 123 189 Important Information and Disclaimers These disclaimers apply to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the “Presentation.” When used herein, the phrases “Catalyst” or “CLST” refers to Catalyst Bancorp, Inc. and its subsidiaries, including Catalyst Bank, and “Lakeside” or “LKSB” refers to Lakeside Bancshares, Inc. and its subsidiaries, including Lakeside Bank. Cautionary Note Regarding Forward Looking Statements This Presentation contains, and the officers and directors of Catalyst may from time to time make, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Catalyst cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to statements about the benefits of the proposed merger involving Catalyst and LKSB, including future financial and operating results; statements about Catalyst’s plans, objectives, expectations and intentions; statements about the expected timing of completion of the proposed merger; and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the ability to obtain the requisite shareholder approvals; (ii) the risk that Catalyst may be unable to obtain governmental and regulatory approvals required to consummate the proposed merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; (iii) the risk that a condition to closing may not be satisfied; (iv) the timing to consummate the proposed merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the proposed merger may not be fully realized or may take longer to realize than expected; (vii) disruption from the proposed merger making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on merger-related issues; and (ix) other factors which Catalyst discusses or refers to in its reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-k) and other subsequent filings with the SEC, which are available on Catalyst’s website or at the SEC’s website at www.sec.gov. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. Any forward-looking statement speaks only as of the date on which it is made, and Catalyst expressly disclaims any obligation to update its forward-looking statements whether as a result of new information, future events or otherwise. All forward-looking statements, expressed or implied, included in or made in connection with this Presentation are expressly qualified in their entirety by this cautionary statement. Additional Information about the Proposed Merger and Where to Find It Catalyst may file other relevant documents with the SEC regarding the proposed merger. This document is not a substitute for any other document that Catalyst may file with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of LKSB. Investors and security holders of LKSB are urged to read the proxy statement, as well as any amendments or supplements to the proxy statement, carefully and in their entirety if and when they become available because they contain or will contain important information about the proposed merger. Investors and security holders of CLST will be able to obtain free copies of the other documents containing important information about Catalyst, LKSB and the proposed merger, once such documents are filed with the SEC. Any documents filed with the SEC may be obtained through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with, or furnished to, the SEC by Catalyst will be available free of charge under the “Investor Relations” menu option of Catalyst’s website at www.catalystbank.com. The information included on, or accessible through, Catalyst’s website is not incorporated by reference into this communication. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor will there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

3 31 52 105 217 217 217 189 215 238 49 87 155 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto 8 123 189 222 180 82 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 8 123 189 Important Information and Disclaimers Trademark and Tradenames; Industry and Market Data This Presentation includes trademarks, tradenames and service marks that are the property of other organizations. Solely for convenience, trademarks and tradenames may appear without the ® and symbols, but those references are not intended to indicate, in any way, that Catalyst will not assert, to the fullest extent under applicable law, its rights or that the applicable owner will not assert its rights, to these trademarks and tradenames. The market data and certain other statistical information included in this Presentation are based on a variety of sources, including independent industry publications, government publications and other published independent sources. Some data is also based on Catalyst’s good faith estimates, which have been derived from management’s knowledge and experience in the industry in which Catalyst operates. Although Catalyst has not independently verified the accuracy or completeness of the third-party information included in this Presentation, based on management’s knowledge and experience, Catalyst believes that these third-party sources are reliable and that the third-party information is accurate and complete. However, such data involves risks and uncertainties and is subject to change based on various factors. Pro Forma Financial Information The pro forma financial and other information included in this Presentation is based on management’s good faith estimates and assumptions as of the date hereof. However, Catalyst will not finalize the purchase price allocation, the final assessment of fair values of assets and liabilities, and actual transaction expenses until the proposed acquisition of Lakeside Bancshares, Inc. has been completed. Differences between these preliminary estimates and the final acquisition accounting will occur and these differences could have a material impact. In addition, the pro forma information included in this Presentation is for illustrative and informational purposes only and is not necessarily indicative of what the combined company’s financial position would have been had the acquisition been completed as of the dates indicated or the future financial position of the combined company, assuming such acquisition is completed. Non-GAAP Financial Measures This Presentation contains certain financial information determined by methods other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). These measures and ratios include “tangible common equity” and “tangible book value.” Management believes these non-GAAP financial measures provide information useful to investors in understanding Catalyst’s financial results, and that its presentation, together with the accompanying reconciliations, provide a more complete understanding of factors and trends affecting Catalyst’s business and allows investors to view performance in a manner similar to management, the entire financial services sector, bank stock analysts and bank regulators. These non-GAAP measures are intended to supplement, not substitute for, comparable GAAP measures. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. A reconciliation of the non-GAAP financial measures disclosed in this Presentation are included in the Appendix. Nothing contained in this presentation is or will be deemed to be, or construed as, any advice or recommendation to the recipient or any third parties as to whether or not such parties should enter into any transaction(s), make any investment, or take any investment, accounting, or corporate action in connection therewith. The delivery of this presentation will not, under any circumstances, create any implication that there has been no change in the affairs of Catalyst after the date hereof, and Catalyst assumes no obligation to update such information, except to the extent required by applicable law.

4 31 52 105 217 217 217 189 215 238 49 87 155 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto 8 123 189 222 180 82 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 8 123 189 $470M Deposits ▪ Drives Substantial Balance Sheet Growth Trajectory ▪ Appealing Combined Branch Network that Enhances Established South Louisiana Presence ▪ Aligned Organizational Values Rooted in ▪ Serving Local Businesses Transformational Earnings Potential Strengthening a South Louisiana Community Banking Franchise CLST Locations (6) LKSB Locations (4) (1) Assumes transaction close on September 30, 2026 Strategic Rationale Estimated Pro Forma Highlights(1) $627M Assets $400M Loans New Orleans Shreveport Lake Charles Lafayette Baton Rouge Opelousas Projected 2027 EPS Accretion >120% Increase >130% Increase >180% Accretion >150% Increase TBV Payback Period 3.0 Years

5 31 52 105 217 217 217 189 215 238 49 87 155 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto 8 123 189 222 180 82 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 8 123 189 Merger Structure & Consideration • Entities: Catalyst Bancorp, Inc. (CLST) & Lakeside Bancshares, Inc. (LKSB) • CLST to pay cash to LKSB shareholders Pricing • Aggregate deal value of $41.1M • Per share deal value of $19.58 • Price / TBV: 113.9% • Price / 2025 EPS: 22.0x • Price / 2027 EPS: 20.5x Ownership • 100.0% CLST / 0.0% LKSB Headquarters • Opelousas, LA Pro Forma Entity • Lakeside Bancshares, Inc. (LKSB) will merge into Catalyst Bancorp, Inc. (CLST) • Lakeside Bank will merge into Catalyst Bank • No anticipated branch closings Timing & Approval • Subject to shareholder approval by LKSB • Subject to customary regulatory approvals • Expected closing in the 3rd quarter of 2026 Transaction Summary

6 31 52 105 217 217 217 189 215 238 49 87 155 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto 8 123 189 222 180 82 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 8 123 189 Pro Forma Balance Sheet Highlights Note: Data as of September 30, 2026; balance sheet contribution does not include purchase accounting adjustments Balance Sheet Contribution Estimated Pro Forma Capital 39.2% 41.9% 42.3% 60.8% 58.1% 57.7% Total Deposits Total Loans Total Assets CLST Contribution LKSB Contribution 11.5% 10.4% 14.9% 15.4% Consolidated TCE/TA Bank Leverage Ratio Bank Tier 1 RBC Ratio Bank Total RBC Ratio

7 31 52 105 217 217 217 189 215 238 49 87 155 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto 8 123 189 222 180 82 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 8 123 189 $170.2M Total Loan Composition Deposit Mix $236.3M Total $406.5M Total Pro Forma $185.3M Total $287.6M Total $472.8M Total Complementary Loan & Deposit Mix Note: Bank level regulatory data shown for Lakeside; data as of December 31, 2025 Note: Pro Forma excludes the impact of purchase accounting adjustments Source: S&P Capital IQ Pro and CLST’s SEC filings MRQ Yield: 6.68% MRQ Yield: 5.96% MRQ Cost: 2.06% MRQ Cost: 2.04% C&D 11.0% 1-4 Fam HELOC 45.6% 1.5% OwnOcc CRE 10.9% Other CRE 8.4% Multifam 3.1% C&I 18.3% Consr & Other 1.1% C&D 6.4% 1-4 Fam 16.8% HELOC 2.6% OwnOcc CRE 20.2% Other CRE 35.3% Multifam 7.7% C&I 9.0% Consr & Other 2.1% C&D 8.3% 1-4 Fam 28.8% HELOC 2.2% OwnOcc CRE 16.3% Other CRE 24.0% Multifam 5.8% C&I 12.9% Consr & Other 1.7% Non Int. Bearing 17.2% NOW Accts 23.4% MMDA & Sav 20.4% Time Deposits < $100k 5.0% Time Deposits > $100k 34.1% Non Int. Bearing 16.2% NOW Accts MMDA & 17.7% Sav 34.6% Time Deposits < $100k 9.5% Time Deposits > $100k 22.0% Non Int. Bearing 16.8% NOW Accts 21.2% MMDA & Sav 25.9% Time Deposits < $100k 6.8% Time Deposits > $100k 29.4%

8 31 52 105 217 217 217 189 215 238 49 87 155 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto 8 123 189 222 180 82 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 8 123 189 Investment Portfolio Due Diligence Overview • Facilitated a coordinated, enterprise-wide due diligence process involving senior leadership from both Catalyst and Lakeside, and supported by external advisors • Extensive credit review conducted by Catalyst’s internal team with substantial penetration across all loan types and sizes • Both banks completed regulatory exams during the first quarter of 2026 • Post-close integration will be led and overseen by leadership from both organizations Diligence Focus Areas Legal Operations Financial and Accounting Asset Quality Treasury Information Technology Financial Reporting and Analysis Commercial Lending Human Resources Systems Compliance Consumer Lending Comprehensive Diligence Process Interest Rate Risk Balance Sheet Positioning

9 31 52 105 217 217 217 189 215 238 49 87 155 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto 8 123 189 222 180 82 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 8 123 189 Estimated Cost Savings • Equal to approximately 30% of LKSB’s noninterest expense • $2.6 million in pre-tax cost savings expected in 2027 • 75% expected to be phased-in 2026; 100% in 2027 Estimated Merger Costs • $4.6 million in pre-tax transaction expenses • Fully reflected in computation of TBV Payback Period Estimated Marks on Balance Sheet Estimated Core Deposit Intangible • Core deposit intangible of 3.0% of LKSB’s estimated core deposits(1) at close • Amortized over 10 years using straight line Key M&A Assumptions (1) Core deposits defined as total deposits less time deposits Loan Interest Rate Mark: • $3.0 million (1.3%), accreted over 3.5 years (straight-line) Loan Credit Mark: • $4.6 million Fixed Assets: • $2.3 million write-up TBV Dilution: • 14.2%

10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto Company Overview

11 31 52 105 217 217 217 189 215 238 49 87 155 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto 8 123 189 222 180 82 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 8 123 189 Lakeside Bancshares, Inc. ▪ Parent Company of Lakeside Bank, founded in 2010 ▪ Traded on OTC Market since 2018 ▪ Full-service community bank headquartered in Lake Charles, Louisiana ▪ Hyper local and low complexity business model serving the Lake Charles Community LKSB Locations (4) Overview of Lakeside Bancshares, Inc. $386M Total Assets 2.64% 2025Y NIM $288M Deposits 0.52% 2025Y ROAA 0.54% NPAs / Assets 0.06% NCO / Avg. Loans $236M Gross Loans 69.9% 2025Y Efficiency Ratio 1.11% Reserves / Gross Loans Bank Financial Highlights(1) 9.4% Leverage Ratio 9.3% Equity / Assets 127.3% Reserves / NPAs (1) Reflects regulatory financial data as of and for the year ended December 31, 2025 Source: S&P Capital IQ Pro; FDIC; internal company financials

12 31 52 105 217 217 217 189 215 238 49 87 155 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto 8 123 189 222 180 82 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 8 123 189 Market Dynamics Note: Community Bank defined as those with < $15.0B in Total Assets Note: Deposit market share data as of most recently reported FDIC date, June 30, 2025 Source: S&P Capital IQ Pro; Louisiana Economic Development; Port of Lake Charles; Venture Global Lake Charles MSA & Calcasieu Parish ▪ Woodside Energy selected Calcasieu Parish for its $17.5 billion Louisiana LNG facility, citing the parish's strategic location on the Calcasieu River and the pro-business environment cultivated by state and local officials. The project is expected to generate 500– 1,000 permanent jobs and 8,000 construction jobs. ▪ Aclara Resources invested $277 million to build the nation's first heavy rare earth separation facility at the Port of Vinton in Calcasieu Parish, creating 140 direct jobs and an estimated 456 indirect jobs. ▪ Lake Charles Methanol II announced plans to invest $3.24 billion at the Port of Lake Charles to produce low-carbon methanol, projecting 123 direct jobs averaging $135,955 annually, plus 605 indirect jobs across the Southwest Region. ▪ Process Service Specialists announced a $3.5 million manufacturing facility at the Port of Lake Charles, creating 160 direct jobs averaging $100,000 annually across the semiconductor, solar, petrochemical, and energy industries. ▪ Calcasieu Parish's two largest higher education institutions, McNeese State University and SOWELA Technical Community College, awarded 3,496 degrees in 2023, with top programs in engineering, instrumentation technology, and skilled trades Data USA directly aligned with the region's industrial workforce needs. ▪ McNeese State University reported its largest enrollment increase in 22 years for Fall 2025, with 6,556 students and ABET-accredited programs in chemical, civil, electrical, and mechanical engineering. Market Highlights Deposit Market Share Lake Charles MSA, LA 2025 Community Bank Rank 2025 Rank Institution Branches Deposits ($000) Market Share (%) -- 1 JPMorgan Chase & Co. (NY) 6 $930,594 15.4 -- 2 First Horizon Corp. (TN) 6 786,899 13.0 1 3 JD Bancshares (LA) 13 707,080 11.7 -- 4 Hancock Whitney Corp. (MS) 6 657,571 10.9 2 5 First Federal Bank LA (LA) 9 654,737 10.9 3 6 Bus. First Bancshares Inc. (LA) 6 506,553 8.4 -- 7 Capital One Financial Corp. (VA) 4 477,229 7.9 4 8 Lakeside Bancshares Inc. (LA) 4 279,154 4.6 5 9 Bancshares Inc. (LA) 5 276,115 4.6 6 10 Home Bancorp Inc. (LA) 3 134,571 2.2 7 11 Merchants & Farmers Bcshs Inc (LA) 3 114,747 1.9 8 12 Financial Corp. of Louisiana (LA) 2 104,814 1.7 9 13 First National Bk in DeRidder (LA) 3 94,253 1.6 10 14 Red River Bancshares Inc. (LA) 2 79,541 1.3 -- 15 Huntington Bancshares Inc. (OH) 1 73,894 1.2 11 16 Sabine Bancshares Inc. (LA) 5 48,093 0.8 12 17 First Guaranty Bancshares Inc. (LA) 1 40,443 0.7 13 18 Evangeline Bancshares Inc. (LA) 2 37,985 0.6 14 19 Investar Holding Corp. (LA) 1 22,382 0.4 15 20 Woodforest Financial Group (TX) 2 4,068 0.1 Total 84 $6,030,723 100.0 June 30, 2025

13 31 52 105 217 217 217 189 215 238 49 87 155 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto 8 123 189 222 180 82 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 8 123 189 Demographic Information Note: Major MSA’s defined as MSA’s with population > 100K Source: S&P Capital IQ Pro; Southwest Louisiana Economic Development Alliance Total Population of Louisiana MSAs Major Employers in Lake Charles, LA 142,213 146,950 197,381 220,836 243,471 281,142 380,998 424,674 888,673 956,993 Hammond, LA Alexandria, LA Houma-Bayou Cane-Thibodaux, LA Monroe, LA Lake Charles, LA Slidell-Mandeville-Covington, LA Shreveport-Bossier City, LA Lafayette, LA Baton Rouge, LA New Orleans-Metairie, LA Median HHI ($) of Louisiana MSAs 56,706 58,104 61,769 64,335 65,634 67,560 67,662 69,694 73,167 85,056 Monroe, LA Alexandria, LA Shreveport-Bossier City, LA Hammond, LA Lafayette, LA New Orleans-Metairie, LA Houma-Bayou Cane-Thibodaux, LA Lake Charles, LA Baton Rouge, LA Slidell-Mandeville-Covington, LA

10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto Company Overview

15 31 52 105 217 217 217 189 215 238 49 87 155 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto 8 123 189 222 180 82 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 8 123 189 Catalyst Bancorp, Inc. ▪ Subsidiary: Catalyst Bank ▪ Founded in 1922 and headquartered in Opelousas, LA ▪ Operates 6 branches in Louisiana ▪ Completed $52.9 million IPO and mutual-to-stock conversion in 2021 ▪ Strong shareholder returns with Total Return of 52.8% since January 1, 2024 CLST Locations (6) Overview of Catalyst Bancorp, Inc. $283M Total Assets 3.91% MRQ NIM $185M Deposits 0.75% 2025Y ROAA 1.55% NPL / Loans 0.07% NCO / Avg. Loans $170M Gross Loans 77.4% MRQ Efficiency Ratio 1.39% Reserves / Gross Loans Financial Highlights(1) 27.4% Bank Leverage Ratio 4.7% 5 Year Asset CAGR (2) 0.95% NPA / Assets (1) Financial data shown as of December 31, 2025 (2) CAGR calculated since December 31, 2020 Note: Total return as of March 31, 2026 Source: S&P Capital IQ Pro and CLST’s SEC filings

16 31 52 105 217 217 217 189 215 238 49 87 155 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto 8 123 189 222 180 82 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 8 123 189 Leadership Team Joseph B. Zanco, President, Chief Executive Officer & Director Joseph (“Joe”) B. Zanco, CPA, age 56, has served as President & Chief Executive Officer of Catalyst Bank since August 2020. He has also served as Director of Catalyst Bank since January 2021 and Catalyst Bancorp, Inc., since its inception. Previously, he served as Executive Vice President and Chief Financial Officer of Home Bancorp, Inc. and Home Bank, N. A., from April 2008 until August 2020. Prior thereto, Joe served as Controller and Principal Accounting Officer for IBERIABANK from February 2005 to April 25, 2008. He joined IBERIABANK in 2002 as Internal Audit Manager before transitioning to Controller in May 2003. Prior to his role with IBERIABANK, Joe served as a Risk Consulting Manager in Arthur Andersen's New Orleans office. Before joining Arthur Andersen, he gained extensive experience as a Senior Internal Auditor for First Commerce Corporation. Throughout his tenure with previous organizations, Joe has developed deep expertise in expanding community banks, particularly through strategic mergers and acquisitions. Joe currently serves on the Board of Directors of the Louisiana Association of Business and Industry, the Community Foundation of Acadiana and One Acadiana. He is a Past Chairman of the Board of Directors of One Acadiana and a former member of the Board of Trustees of Ochsner Lafayette General. Jacques L. J. Bourque, Chief Financial Officer Jacques L. J. Bourque, CPA, MBA, age 33, has served as Chief Financial Officer of Catalyst Bank and Catalyst Bancorp, Inc. since February 2022. He joined Catalyst Bank as Treasurer in October 2021. Previously, Jacques served as Senior Accountant for Home Bank, N.A., where he played a key role in financial reporting and analysis. He graduated summa cum laude with a bachelor’s degree in accounting from Louisiana State University (LSU) and a master’s degree in business administration from the University of Louisiana at Lafayette. Jacques currently serves on the Board of Directors for the Society of Louisiana CPAs (LCPA) and as an officer of the LCPA’s Acadiana Chapter. He is also a member of the Emerging Leaders Council of the Louisiana Association of Business and Industry. In 2023, Jacques was the recipient of the Outstanding Young Alumni Award presented by the LSU E. J. Ourso College of Business and, in 2024, Jacques was a recipient of the Louisiana Young Banker Impact Award presented by the Louisiana Bankers Association. Don P. Ledet, Senior Vice President and Chief Risk Officer Don P. Ledet, age 60, has served as Senior Vice President and Chief Risk Officer of Catalyst Bank since November 2023. Don most recently led Retail Market Support for First Horizon. Over the past two decades, he held pivotal leadership roles at IBERIABANK in such areas as digital banking, deposit products, operations, and bank secrecy act compliance. During his tenure, he also coordinated and led the retail integration and conversion of IBERIABANK’s 20-plus acquisitions. Amanda B. Quebedeaux, Senior Vice President and Chief Operations Officer Amanda B. Quebedeaux, age 52, has served as Senior Vice President and Chief Operations Officer of Catalyst Bank since July 2024. Amanda joined Catalyst Bank in June 2021 as Vice President and Director of Operations. Prior to her role with Catalyst Bank, she served as Vice President and Client Solutions System Administrator Manager for Hancock Whitney Bank from October 2018 to May 2021 and Senior Vice President and Director of Loan Operations for MidSouth Bank, a subsidiary of MidSouth Bancorp, from 2004 to October 2018. As a result of her tenure with MidSouth Bank, Amanda also brings extensive experience related to banking operations and conversions of institutions as a result of acquisitions.

17 31 52 105 217 217 217 189 215 238 49 87 155 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto 8 123 189 222 180 82 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 8 123 189 Operating Markets Source: S&P Capital IQ Pro; Data USA; Opportunity Louisiana; City-Data; FDIC’s Summary of Deposits as of June 30, 2025 Opelousas, LA MSA ▪ 4 branches with $155 million in deposits ▪ Population: 80,242 ▪ Home to South Louisiana Community College (SLCC) T.H. Harris Campus ▪ Major industries include agriculture, manufacturing and services ▪ More than $330 million investment from Walmart to modernize regional distribution center ▪ Accessibility to three of the largest metro economies in the South (140 miles of New Orleans, 240 miles of Houston, and 360 miles of Dallas) ▪ Cost of living index of ~77 vs. U.S. average of 100 Lafayette, LA MSA ▪ 2 branches with $34 million in deposits ▪ Population: 424,674 ▪ Home to University of Louisiana at Lafayette which enrolled over 19,000 students in Fall 2025 ▪ Major employers include Ochsner, Stuller Inc., LHC Group, Walmart, CGI and Amazon ▪ Lafayette Regional Airport expanded its terminal to 120,000 sq ft in 2022, twice the size of the previous terminal -1.9% 3.9% 4.7% 3.2% 9.6% 3.6% Proj. 2026 Population Growth Proj. 2026 Median Household Income Growth Unemployment Rate Opelousas, LA Lafayette, LA 344 633 826 841 1,200 1,239 2,354 3,056 5,868 5,903 8,017 Information Leisure/Hospitality Professional/Business Services Financial Activities Mining/Logging Government Manufacturing Construction Other Services Trade/Transport/Utilities Education/Health Services Opelousas Employment by Industry Demographic Highlights

18 31 52 105 217 217 217 189 215 238 49 87 155 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto 8 123 189 222 180 82 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 8 123 189 Returning Capital To Shareholders Source: CLST’s SEC filings 23% of shares originally issued bought back under repurchase plans at average cost of $12.06 per share $6,315 $5,757 $2,586 10.0% 10.1% 4.8% 2023Y 2024Y 2025Y Total Buyback Amount ($000) % of Shares Outstanding at Beginning of Period

19 31 52 105 217 217 217 189 215 238 49 87 155 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto 8 123 189 222 180 82 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 8 123 189 (1) Non-GAAP measure. See Appendix. (2) 2024Y EPS includes impact of $5.5 million pre-tax expense related to securities restructuring Source: S&P Capital IQ Pro Total Assets ($M) TBV Per Share ($)(1) 286 263 271 277 283 2021Y 2022Y 2023Y 2024Y 2025Y 18.63 16.73 17.76 18.75 20.06 2021Y 2022Y 2023Y 2024Y 2025Y Financial Trends EPS ($) 0.39 0.04 0.12 (0.78) 0.56 2021Y 2022Y 2023Y 2024Y 2025Y NIM (%) (2) 2.91 2.75 3.06 3.65 3.92 2021Y 2022Y 2023Y 2024Y 2025Y

10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto Appendix

21 31 52 105 217 217 217 189 215 238 49 87 155 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto 8 123 189 222 180 82 10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 8 123 189 Non-GAAP Reconciliation Source: Company Documents Dollars in thousands, except per share data 2021 2022 2023 2024 2025 Total common stockholder's equity (GAAP) $98,553 $88,512 $84,559 $80,204 $81,725 Less goodwill and other intangible assets $0 $0 $0 $0 $0 Tangible Common Equity $98,553 $88,512 $84,559 $80,204 $81,725 Shares outstanding 5,290,000 5,290,000 4,761,326 4,278,150 4,074,911 Book value per common share $18.63 $16.73 $17.76 $18.75 $20.06 Tangible Book Value per Common Share $18.63 $16.73 $17.76 $18.75 $20.06 Total assets (GAAP) $285,610 $263,362 $270,932 $276,697 $282,927 Less goodwill and other intangible assets $0 $0 $0 $0 $0 Tangible common assets (Non-GAAP) $285,610 $263,362 $270,932 $276,697 $282,927 Tangible Common Equity to Tangible Assets 34.51% 33.61% 31.21% 28.99% 28.89% As of or for the year ending December 31,

10 65 107 71 144 220 247 161 45 217 217 217 254 222 137 Roboto